EXHIBIT 10.1

                  AMENDMENT NO. 2 TO CREDIT AGREEMENT & WAIVER

      THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT & WAIVER (this "Amendment No. 2"), dated as of May 21, 1998, is entered into by and among ANVIL KNITWEAR, INC., a Delaware corporation (the "Borrower"), ANVIL HOLDINGS, INC., a Delaware corporation (the "Parent Company"), the Subsidiaries of the Borrower identified on the signature pages hereto and such other Subsidiaries of the Borrower which may hereafter become a Guarantor in accordance with the terms hereof (hereinafter together with the Parent Company sometimes referred to individually as a "Guarantor" and collectively as the "Guarantors"), the various banks and lending institutions identified on the signature pages hereto (each a "Bank" and collectively, the "Banks"), NATIONSBANK, N.A., as agent for the Banks (in such capacity, the "Agent") and BANK OF AMERICA NATIONAL TRUST & SAVINGS BANK (formerly Bank of America Illinois), BANQUE NATIONALE DE PARIS and HELLER FINANCIAL, INC., as co-agents for the Banks (in such capacities, the "Co-Agents").

                                    RECITALS

      WHEREAS, the Borrower, the Guarantors, the Banks, the Agent and the Co-Agents are party to that certain Amended and Restated Credit Agreement dated as of March 14, 1997, as amended by that certain Amendment No. 1 to Credit Agreement dated as of May 30, 1997 and as may be further amended, supplemented or otherwise modified from time to time (the "Existing Credit Agreement");

      WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

      WHEREAS, the Required Lenders have agreed to waive certain Defaults and Events of Default as set forth herein;

      NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

      SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 2, including its preamble and recitals, have the following meanings:

            "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

            "Amendment No. 2 Effective Date" is defined in Subpart 4.1.

      SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 2, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

      Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II.

      SUBPART 2.1. Amendment to Section 7.7. Section 7.7 of the Existing Credit Agreement is amended in its entirety to read as follows:

            7.7 Restricted Payments.

            None of the Credit Parties will make any Restricted Payments; except
      (i) Subsidiaries of the Borrower may pay dividends or make other payments or advances to the Borrower, (ii) the Borrower may pay dividends or make payments to the Parent Company (A) pursuant to an intercompany tax sharing arrangement but only to an extent that the amount of such dividend or other payment reflects the applicable tax liability of the Parent Company and its consolidated Subsidiaries which dividend or payment will be paid by the Parent Company, (B) to enable the Parent Company to pay ordinary and necessary expenses associated with the limited activities of the Parent Company, such as reasonable accounting and professional expenses, to third parties and director's fees and reasonable expenses, which director's fees

            (1) in the case of directors which are Investors or officers, directors or employees of an Investor, directors' fees shall not exceed $50,000 in the aggregate in any single calendar year; and

            (2) in the case of directors which are not Investors or officers, directors or employees of an Investor, directors' fees shall not be in excess of amounts which would be reasonable and customary for outside directors of similarly situated companies, and any and all state franchise taxes and similar taxes, and (C) in an amount necessary to redeem or otherwise purchase capital stock of the Management Group to the extent permitted by clause (iii) of this Section 7.7, (iii) any Credit Party may redeem or otherwise purchase capital stock of members of the Management Group in an aggregate cash amount (including in connection herewith payment or prepayment of Subordinated Debt owing to members of the Management Group under Section 7.1(j) of up to $500,000 in any calendar year (or if less than such amount is paid in any year, the "unused" portion may be carried-over for a period of three (3) successive calendar years and serve to increase amounts otherwise permitted in such subsequent years, with purchases and redemptions in a given year being applied first to carry-over amounts, beginning with the oldest carry-over amounts and working forward to the most recent carry-over amounts, and then to the amount permitted for the year in which they are made), but not to exceed $2,500,000 during the term of this Credit Agreement, provided, that the aggregate amount of any such redemptions may be increased in a given fiscal year by an amount equal to actual cash consideration received in such fiscal year from members of the Management Group from the sale of capital stock, (iv) the portion of Net Proceeds from any Equity Transaction which is not paid to the Banks for application to the Revolving Loans may used to prepay (with a corresponding commitment reduction in the case of any revolving Funded
      Debt) Funded Debt of the Borrower and/or its Subsidiaries in accordance with the provisions of Section 6.15, (v) the Parent Company may (A) pay dividends on the Senior Preferred Stock in an amount not to exceed $10,000 in the aggregate during any fiscal year and (B) upon issuance of the Exchange Debentures in accordance with Section 7.11, repurchase fractional shares of and pay accrued dividends owing with respect to the Senior Preferred Stock, (vi) pursuant to the terms of the Recapitalization Agreement, any payments made in connection with the Recapitalization and
      (vii) the Borrower may pay to BRS and Venture Partners a management fee in an amount not to exceed $500,000 in the aggregate during any fiscal year.

                                    PART III
                                     WAIVER

      The Required Lenders hereby (i) waive the requirements of Section 6.11(a) of the Credit Agreement for May 2, 1998 and (ii) agree that the Borrower's failure to observe the covenant of Section 6.11(a) for May 2, 1998 shall not constitute an Event of Default under Section 8.1 of the Credit Agreement.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

      SUBPART 4.1. Amendment No. 2 Effective Date. This Amendment No. 2 shall be and become retroactively effective as of March 14, 1997 (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and thereafter this Amendment No. 2 shall be known, and may be referred to, as "Amendment No. 2."

      SUBPART 4.1.1. Execution of Counterparts of Amendment. The Agent shall have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment No. 2, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Banks.

      SUBPART 4.1.2. Other Documents. The Agent shall have received such other documents as the Agent, any Bank or counsel to the Agent may reasonably request.

                                     PART V
                                  MISCELLANEOUS

      SUBPART 5.1. Cross-References. References in this Amendment No. 2 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 2.

      SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment No. 2 is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

      SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment No. 2 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

      SUBPART 5.4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Amendment No. 2: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment No. 2, as applicable, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment No. 2, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Amendment No. 2, (iii) the representations and warranties contained in
Section 5 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (iv) after giving effect to this Amendment No. 2, no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

      SUBPART 5.5. Liens. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment No. 2 shall in no manner adversely effect or impair such liens and security interest.

      SUBPART 5.6. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment No. 2 and agree that this Amendment No. 2 and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this Amendment No. 2.

      SUBPART 5.7. No Other Changes. Except as expressly modified and amended in this Amendment No. 2, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

      SUBPART 5.8. Counterparts. This Amendment No. 2 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      SUBPART 5.9. Entirety. This Amendment No. 2, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

      SUBPART 5.10. Governing Law. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SUBPART 5.11. Successors and Assigns. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                             [Signatures to Follow]

      This Amendment No. 2 is executed as of the day and year first written above.

BORROWER:                          ANVIL KNITWEAR, INC.
                                   a Delaware corporation

                                   By: /s/ Bernard Geller
                                       ---------------------------------------
                                       Bernard Geller, President


GUARANTORS:                        ANVIL HOLDINGS, INC.,
                                   a Delaware corporation

                                   By: /s/ Bernard Geller
                                       ---------------------------------------
                                       Bernard Geller, Chief Executive Officer


                                   COTTONTOPS, INC.,
                                   a Delaware corporation

                                   By: /s/ Bernard Geller
                                       ---------------------------------------
                                       Bernard Geller, Chief Executive Officer

                              [Signatures Continue]

BANKS:                             NATIONSBANK, N.A.,
                                   individually  in its capacity as a
                                   Bank and in its capacity as Agent

                                   By:
                                        -------------------------------
                                   Name:
                                   Title:


                                   BANK OF AMERICA NATIONAL TRUST &
                                   SAVINGS ASSOCIATION,
                                   individually in its capacity as a
                                   Bank and in its capacity as Co-Agent

                                   By:
                                        -------------------------------
                                   Name:
                                   Title:


                                   BANQUE NATIONALE DE PARIS,
                                   individually in its capacity as
                                   a Bank and in its capacity as Co-Agent

                                   By:
                                        -------------------------------
                                   Name:
                                   Title:


                                   By:
                                        -------------------------------
                                   Name:
                                   Title:


                                   HELLER FINANCIAL,  INC.,
                                   individually in its capacity as a
                                   Bank and in its capacity as Co-Agent


                                   By:  /s/ T. Bukowski
                                        -------------------------------
                                   Name:  T. Bukowski
                                   Title: Sr. Vice Pres.

                              [Signatures Continue]

                                   THE CHASE MANHATTAN BANK

                                   By: /s/ Abby Parsonnet
                                       --------------------------------
                                   Name:  Abby Parsonnet
                                   Title: V.P.


                                   FLEET BANK, N.A.

                                   By:
                                        -------------------------------
                                   Name:
                                   Title: